UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 12, 2009
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Civic Center Plaza, Suite 310, Mankato, Minnesota  56001
 (Address of Principal Executive Offices) (Zip Code)

(507) 388-0400
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.   Other Events.

Item 8.01 Other Events.

On February 12, 2009, the Company received notice from Walter J. Gates, III, P.A., Collateral Agent under the Company’s Amended and Restated Senior Secured Convertible Notes due December 2009 (the “Exchanged CAP Notes”), that the Collateral (as defined in the Amended and Restated Collateral Agency and Security Agreement to the Exchanged CAP Notes) will be sold in one or more parcels at public sale for cash, on credit or for future delivery to the highest qualified bidder in public as follows:

Day and Date:	February 23, 2009
Time:	10:00 a.m., Central Standard Time
Place:	Firepond, Inc.
11 Civic Center Plaza, 4th Floor
Mankato, MN 56001

Exhibit No.	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIREPOND, INC.

Date: February 17, 2009	By:	/s/ Stephen Peary
Stephen Peary
Vice President, General Counsel